Exhibit (13)(b)

APPENDIX A

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)	Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)	Shareholder Processing Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)

Small Cap Value	Institutional	0%	0%	0%
Equity Portfolio	Service	0%	.15%	.15%
	Investor A	.10%	.25%	.15%
	Investor B	.75%	.25%	.15%
	Investor C	.75%	.25%	.15%
	BlackRock	0%	.25%	0%

Small Cap Growth	Institutional	0%	0%	0%
Equity Portfolio	Service	0%	.15%	.15%
	Investor A	.10%	.25%	.15%
	Investor B	.75%	.25%	.15%
	Investor C	.75%	.25%	.15%

Large Cap	Institutional	0%	0%	0%
Growth Equity	Service	0%	.15%	.15%
Portfolio	Investor A	.10%	.25%	.15%
	Investor B	.75%	.25%	.15%
	Investor C	.75%	.25%	.15%

Large Cap	Institutional	0%	0%	0%
Value Equity	Service	0%	.15%	.15%
Portfolio	Investor A	.10%	.25%	.15%
	Investor B	.75%	.25%	.15%
	Investor C	.75%	.25%	.15%

Select Equity	Institutional	0%	0%	0%
Portfolio	BlackRock	0%	0%	0%
	Service	0%	.15%	.15%
	Investor A	.10%	.25%	.15%
	Investor B	.75%	.25%	.15%
	Investor C	.75%	.25%	.15%

Index Equity	Institutional	0%	0%	0%
Portfolio	Service	0%	.15%	.15%
	Investor A	.10%	.25%	.15%
	Investor B	.75%	.25%	.15%
	Investor C	.75%	.25%	.15%

International	Institutional	0%	0%	0%
Equity Portfolio	BlackRock	0%	0%	0%
	Service	0%	.15%	.15%
	Investor A	.10%	.25%	.15%
	Investor B	.75%	.25%	.15%
	Investor C	.75%	.25%	.15%

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)		Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)		Shareholder Processing Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)

Balanced	Institutional	0%		0%		0%
Portfolio	Service	0%		.15%		.15%
	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

Low Duration	Institutional	0%		0%		0%
Bond Portfolio	BlackRock	0%		0%		0%
	Service	0%		.15%		.15%
	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

Intermediate	Institutional	0%		0%		0%
Bond Portfolio	BlackRock Service	0 0	% %	0 .15	% %	0 .15	% %
	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

Intermediate	Institutional	0%		0%		0%
Government Bond	Service	0%		.15%		.15%
Portfolio	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

Government Income	Institutional	0%		0%		0%
Portfolio	BlackRock	0%		0%		0%
	Service	0%		.15%		.15%
	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

Core Bond Total	Institutional	0%		0%		0%
Return	BlackRock	0%		0%		0%
Portfolio	Service	0%		.15%		.15%
	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

Managed Income	Institutional	0%		0%		0%
Portfolio	Service	0%		.15%		.15%
	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

International	Institutional	0%		0%		0%
Bond Portfolio	Service	0%		.15%		.15%
	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%
	BlackRock	0%		0%		0%

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)	Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)	Shareholder Processing Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)

Tax-Free Income	Institutional	0%	0%	0%
Portfolio	Service	0%	.15%	.15%
	Investor A	.10%	.25%	.15%
	Investor B	.75%	.25%	.15%
	Investor C	.75%	.25%	.15%
	BlackRock	0%	0%	0%

Pennsylvania	Institutional	0%	0%	0%
Tax-Free	Service	0%	.15%	.15%
Income Portfolio	Investor A	.10%	.25%	.15%
	Investor B	.75%	.25%	.15%
	Investor C	.75%	.25%	.15%

New Jersey Tax-	Institutional	0%	0%	0%
Free Income	Service	0%	.15%	.15%
Portfolio	Investor A	.10%	.25%	.15%
	Investor B	.75%	.25%	.15%
	Investor C	.75%	.25%	.15%

Ohio Tax-Free	Institutional	0%	0%	0%
Income Portfolio	Service	0%	.15%	.15%
	Investor A	.10%	.25%	.15%
	Investor B	.75%	.25%	.15%
	Investor C	.75%	.25%	.15%

Money Market	Institutional	0%	0%	0%
Portfolio	Service	0%	.15%	.15%
	Investor A	.10%	.25%	.15%
	Investor B	.75%	.25%	.15%
	Investor C	.75%	.25%	.15%
	Hilliard Lyons	.10%	.25%	.15%

Municipal Money	Institutional	0%	0%	0%
Market Portfolio	Service	0%	.15%	.15%
	Investor A	.10%	.25%	.15%
	Investor B	.75%	.25%	.15%
	Investor C	.75%	.25%	.15%
	Hilliard Lyons	.10%	.25%	.15%

U.S. Treasury	Institutional	0%	0%	0%
Money Market	Service	0%	.15%	.15%
Portfolio	Investor A	.10%	.25%	.15%
	Investor B	.75%	.25%	.15%
	Investor C	.75%	.25%	.15%

Ohio Municipal	Institutional	0%	0%	0%
Money Market	Service	0%	.15%	.15%
Portfolio	Investor A	.10%	.25%	.15%
	Investor B	.75%	.25%	.15%
	Investor C	.75%	.25%	.15%

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)		Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)		Shareholder Processing Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)

Pennsylvania	Institutional	0%		0%		0%
Municipal Money	Service	0%		.15%		.15%
Market Portfolio	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

North Carolina	Institutional	0%		0%		0%
Municipal	Service	0%		.15%		.15%
Money Market	Investor A	.10%		.25%		.15%
Portfolio	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

New Jersey	Institutional	0%		0%		0%
Municipal	Service	0%		.15%		.15%
Money Market	Investor A	.10%		.25%		.15%
Portfolio	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

Virginia	Institutional	0%		0%		0%
Municipal	Service	0%		.15%		.15%
Money Market	Investor A	.10%		.25%		.15%
Portfolio	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

Multi-Sector	Institutional	0%		0%		0%
Mortgage
Securities
Portfolio III

Mid-Cap Growth	Institutional	0%		0%		0%
Equity Portfolio	Service	0%		.15%		.15%
	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

Mid-Cap Value	Institutional	0%		0%		0%
Equity Portfolio	Service	0%		.15%		.15%
	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

International	Institutional	0%		0%		0%
Opportunities	Service	0%		.15%		.15%
Portfolio	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

U.S.	Institutional	0%		0%		0%
Opportunities Portfolio	Service Investor A	0 .10	% %	.15 .25	% %	.15 .15	% %
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)		Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)		Shareholder Processing Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)

GNMA Portfolio	Institutional	0%		0%		0%
	BlackRock Service	0 0	% %	0 .15	% %	0 .15	% %
	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

Delaware Tax-Free	Institutional	0%		0%		0%
Income	Service	0%		.15%		.15%
Portfolio	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

Kentucky Tax-Free	Institutional	0%		0%		0%
Income Portfolio	Service	0%		.15%		.15%
	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

High Yield	Institutional	0%		0%		0%
Bond Portfolio	BlackRock	0%		0%		0%
	Service	0%		.15%		.15%
	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

BlackRock	Institutional	0%		0%		0%
Strategic Portfolio I

BlackRock	Institutional	0%		0%		0%
Strategic
Portfolio II

Multi-Sector Mortgage Securities Portfolio IV	Institutional	0%		0%		0%

Global Science and Technology Opportunities Portfolio	Institutional Service Investor A Investor B	0 0 .10 .75	% % % %	0 .15 .25 .25	% % % %	0 .15 .15 .15	% % % %
	Investor C	.75%		.25%		.15%

European Equity Portfolio	Institutional Service	0 0	% %	0 .15	% %	0 .15	% %
	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)		Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)		Shareholder Processing Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)

Asia Pacific Equity Portfolio	Institutional Service	0 0	% %	0 .15	% %	0 .15	% %
	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

Core Equity Portfolio	Institutional	0%		0%		0%

Global Communications Portfolio	Institutional Service Investor A	0 0 .10	% % %	0 .15 .25	% % %	0 .15 .15	% % %
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

Core PLUS Total Return Portfolio	Institutional BlackRock	0 0	% %	0 0	% %	0 0	% %
	Service Investor A	0 .10	% %	.15 .25	% %	.15 .15	% %
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

Small Cap Core Equity Portfolio	Institutional Service	0 0	% %	0 .15	% %	0 .15	% %
	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

Enhanced Income Portfolio	Institutional BlackRock	0 0	% %	0 0	% %	0 0	% %
	Service Investor A	0 .10	% %	.15 .25	% %	.15 .15	% %

Ultrashort Municipal Portfolio	Institutional BlackRock Service	0 0 0	% % %	0 0 .15	% % %	0 0 .15	% % %
	Investor A	.10%		.25%		.15%

Intermediate PLUS	Institutional	0%		0%		0%
Bond Portfolio	BlackRock Service	0 0	% %	0 .15	% %	0 .15	% %
	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)		Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)		Shareholder Processing Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)

Inflation	Institutional	0%		0%		0%
Protected Bond Portfolio	BlackRock Service	0 0	% %	0 .15	% %	0 .15	% %
	Investor A	.10%		.25%		.15%
	Investor B	.75%		.25%		.15%
	Investor C	.75%		.25%		.15%

Dividend Achievers Portfolio	Institutional BlackRock Service Investor A Investor B Investor C	0 0 0 .10 .75 .75	% % % % % %	0 0 .15 .25 .25 .25	% % % % % %	0 0 .15 .15 .15 .15	% % % % % %

“BlackRock Funds” and “Trustees of BlackRock Funds” refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of “BlackRock Funds” entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Fund personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

Agreed to and accepted as of                     , 2004.

BLACKROCK FUNDSSM

By:

Name: Title: